Commitments and Contingencies - Schedule of estimated future payments for the undiscounted environmental investigation and remediation liability (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Remaining portion of 2026	$ 132
2026	195	$ 261
2027	289	190
2028	465	283
2029	76	459
2030		70
Thereafter	3,793	3,740
Total	$ 4,950	$ 5,003